Wave Life Sciences Corporate Presentation May 12, 2022 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

UNLOCKING THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE realizing a brighter future for patients and families

# Building a leading genetic medicines company

## LEVERAGING THE ONGOING GENETIC REVOLUTION

- >6,000 monogenic diseases; vastly more polygenic diseases
- Increase in genetic testing
- Biomarkers to assess target engagement early in clinical development
- Greater understanding of genetic disease and cellular biology
- Many diseases out of reach for traditional medicines
- Innovations for precise modification of transcriptome, proteome and interactome

## TARGETING THE TRANSCRIPTOME TO UNLOCK THE BODY'S OWN ABILITY TO TREAT GENETIC DISEASE

PRISM

### Innovative Platform

Stereopure oligonucleotides

Novel backbone modifications (PN chemistry)

Silencing, splicing, and editing modalities

Strong and broad IP position[1]

### Diversified Pipeline

CNS: ALS, FTD, HD

Muscle: DMD

Hepatic diseases: AATD

### Clinical Expertise

Multiple global clinical trials

Innovative trial designs

### GMP Manufacturing

Internal manufacturing capable of producing oligonucleotides at scale

WAVE LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; HD: Huntington's disease; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

[1]stereopure oligonucleotides and novel backbone chemistry modifications

4

Established regulatory, manufacturing, access and reimbursement pathways Continued progress towards longer dosing intervals while still being reversible and titratable Freely taken up by cells in multiple tissues or compatible with simple ligands – no need for complex delivery vehicles Changes erroneous messages, not erroneous code Strategic focus on intervening at RNA level RNA-targeting therapeutics offer ideal balance of precision, durability, potency, and safety Address underlying genetic drivers of disease Durable effects Defined path to commercialization Simplified delivery

Harnessing the biological machinery in our cells to treat genetic diseases Silencing Splicing RNA Base Editing Degradation of RNA transcripts to turn off protein production Restore RNA transcripts and turn on protein production Efficient editing of RNA bases to restore or modulate protein production Endogenous ADAR enzyme Restored Reading Frame Endogenous RNase H Endogenous AGO2 RISC

Built-for-Purpose Candidates to Optimally Address Disease Biology Silencing | Splicing | RNA Editing DESIGN Unique ability to construct stereopure oligonucleotides and control three structural features to efficiently engage biological machinery OPTIMIZE Provides the resolution to observe this structural interplay and understand how it impacts key pharmacological properties Sequence Stereochemistry Chemistry Unlocking the body’s own ability to treat genetic disease

# Robust portfolio of stereopure, PN-modified oligonucleotides

| THERAPEUTIC AREA / TARGET | MODALITY | DISCOVERY | PRECLINICAL | CLINICAL | RIGHTS |
|---|---|---|---|---|---|
| **NEUROLOGY** | | | | | |
| **ALS and FTD**<br>C9orf72 | Silencing | ■ | ■ | WVE-004 (FOCUS-C9) | Takeda 50:50 option |
| **Huntington's disease**<br>mHTT SNP3 | Silencing | ■ | ■ | WVE-003 (SELECT-HD) | Takeda 50:50 option |
| **SCA3**<br>ATXN3 | Silencing | ■ | ■ | | Takeda 50:50 option |
| **CNS diseases**<br>Multiple | Silencing; ADAR editing | ■ | ■ | | 100% global |
| **DMD**<br>Exon 53 | Splicing | ■ | ■ | WVE-N531 | 100% global |
| **HEPATIC (GalNAc)** | | | | | |
| **AATD – lung and liver disease**<br>SERPINA1 | ADAR editing | ■ | ■ | | 100% global |

| Therapeutic modality | Silencing | Splicing | ADAR editing (AIMers) |
|---|---|---|---|

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

8

WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

# C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD

**Hexanucleotide ($G_4C_2$)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD**


C9orf72
Typically 100's-1000's of GGGGCC repeats

*Different manifestations across a clinical spectrum*

**Amyotrophic Lateral Sclerosis (ALS)**

- Fatal neurodegenerative disease
- Progressive degeneration of motor neurons in brain and spinal cord
- C9-specific ALS: ~2,000 patients in US

**Frontotemporal Dementia (FTD)**

- Progressive neuronal degeneration in frontal / temporal cortices
- Personality and behavioral changes, gradual impairment of language skills
- C9-specific FTD: ~10,000 patients in US

**Including patients with C9-associated ALS, FTD or both**

WAVE LIFE SCIENCES

Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998

10

# WVE-004 selectively targets repeat-containing transcripts to address multiple drivers of toxicity


C9orf72 gene
$G_4C_2$ repeat expansion
C9orf72
pre-mRNA variants
Repeat-containing transcripts
V1
V3
V2
Pathological mRNA products
Mis-spliced V1/V3
Stabilized intron1
Disease-contributing factors
RNA foci
DPRs, including poly(GP)
Reduced by WVE-004
WVE-004 preserves C9orf72 protein
GGGGCC (hexanucleotide repeat) expansion
WVE-004 unique target knockdown site

- WVE-004 targets repeat-containing transcript variants that lead to production of pathological mRNA products and toxic DPR proteins and loss of normal C9orf72 function, which is important for normal regulation of neuronal function and the immune system
- Wave selected the poly(GP) DPR because it is a sensitive biomarker of target engagement and reductions of mRNA transcripts and other toxic proteins

WAVE LIFE SCIENCES

Liu et al, Nature Communications, 2021; DPRs: dipeptide repeat proteins

11

# Preclinical studies with WVE-004 demonstrated durable reduction of poly(GP) in spinal cord and cortex 6 months after two doses

**Preclinical *in vivo* results:**



Six months
Spinal cord
Relative poly(GP) levels (normalized to PBS)
150
100
50
0
ug of oligo / g of tissue
8
6
4
2
0
>90% knockdown of poly(GP) DPR protein
*
***
***
**
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Weeks
Cortex
Relative poly(GP) levels (normalized to PBS)
150
100
50
0
ug of oligo / g of tissue
8
6
4
2
0
>80% knockdown of poly(GP) DPR protein
p≤0.0001
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Weeks
Two doses of WVE-004



C9orf72 protein unchanged at 6 months
Relative fold change C9orf72/HPRT1
1.5
1.0
0.5
0.0
ns
PBS
WVE-004
Relative fold change C9orf72/HPRT1
1.5
1.0
0.5
0.0
ns
PBS
WVE-004

PBS | WVE-004: Poly(GP) DPR | WVE-004: Oligonucleotide concentration

WAVE LIFE SCIENCES

Liu *et al.*, *2022 Molecular Therapy Nucleic Acids* doi: 10.1016/j.omtn.2022.04.007; 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by poly(GP) MSD assay.
*: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein

12

# WVE-004 clinical data demonstrate successful translation of preclinical models to clinic

## PK/PD modeling using preclinical *in vivo* models predicted pharmacodynamically active starting dose



- ✓ Poly(GP) reduction in cortex and spinal cord in transgenic mice with WVE-004
- ✓ Sufficient concentrations of WVE-004 in cortex and spinal cord of NHP for target engagement

## Target engagement confirmed in patients supports advancing FOCUS-C9 clinical study

**CSF poly(GP) reduction through day 85**



Placebo (n=3)
WVE-004 10 mg (n=2)
WVE-004 30 mg (n=4)
Geometric Mean Ratio to Baseline
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
**
*
***
****
0
15
29
57
85
Days
Single dose of WVE-004 or placebo

PK: pharmacokinetic PD: pharmacodynamic; Right: *p=0.020, **p=0.008, ***p=0.001, ****p<0.001, % change from baseline. Mixed model for repeated measures used for all statistical testing

WAVE LIFE SCIENCES 13

# Optimizing dose level and frequency to enable discussions with regulatory authorities later in 2022

**FOCUS C9**

**Ongoing Phase 1b/2a randomized, double-blind, placebo-controlled trial evaluating patients with C9-ALS, C9-FTD or mixed phenotype**

✓ Target engagement observed in single dose cohorts ⇨

✓ Adapting clinical trial to optimize dose level and frequency ⇨

**60 mg**
**n=4**

**30 mg**
***Expanding n=10***

**20 mg**
*New n=10*

**10 mg**
**n=3**

**Dose and frequency to be guided by DSMB**

**10 mg**
**n=6**
**4 monthly doses**

- Given poly(GP) reduction with single 30 mg doses that does not appear to have plateaued at day 85, extending observation period and adding additional patients to FOCUS-C9 clinical trial
- Dosing in a multidose cohort (monthly) at 10 mg is well underway
- Planning underway for initiation of an open-label extension (OLE) clinical trial in mid-2022
- Data planned to be presented in oral presentation at ENCALS Meeting (June 1-3, 2022)

**Additional single and multidose data for WVE-004 expected throughout 2022**

WAVE LIFE SCIENCES

ENCALS: European Network to Cure ALS

14

WVE-003 Huntington’s Disease

Healthy individual Huntington’s disease mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD Wild-type HTT (wtHTT) is critical for normal neuronal function Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) Huntington’s disease affects entire brain Monogenic autosomal dominant genetic disease; fully penetrant Fatal disease characterized by cognitive decline, psychiatric illness, and chorea Stresses wtHTT Stresses wtHTT mHTT + ~50% decrease in wtHTT Healthy CNS function Synaptic dysfunction | Cell death | Neurodegeneration Loss of wtHTT functions

# HD: Wild-type HTT is a critical protein for important functions in the central nervous system

## NEURON



Promotes neuronal survival by protecting against stress (e.g., excitotoxicity, oxidative stress, toxic mHTT aggregates)[1-8]

## SYNAPSE



Plays an essential role in the transport of synaptic proteins—including neurotransmitters and receptors—to their correct location at synapses[9-12]

## BRAIN CIRCUITS



Supplies BDNF to the striatum to ensure neuronal survival[13-16]

Regulates synaptic plasticity, which underlies learning and memory[17-22]

## CSF CIRCULATION



Plays a critical role in formation and function of cilia—sensory organelles that control the flow of CSF—which are needed to clear catabolites and maintain homeostasis[23]

WAVE LIFE SCIENCES

BDNF, brain-derived neurotrophic factor; CSF, cerebrospinal fluid; mHTT, mutant huntingtin protein. Sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

17

Target SNP3 on mutant mRNA HTT transcript to potentially reduce mutant HTT protein Potential to reserve wild-type HTT protein reservoir in brain WVE-003: Allele-selective approach to treating HD Wave has the only allele-selective clinical program in Huntington’s disease Only an allele-selective approach is designed to address both toxic gain of function and toxic loss of function drivers of HD Stresses wtHTT mHTT + Reduce Preserve

# WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models

## Incorporates PN backbone chemistry modifications

**Selectively reduces mHTT mRNA in HD iPSC neurons in vitro**



Percentage *HTT* mRNA Remaining
60
50
40
30
20
10
0
% wt*HTT* mRNA
% m*HTT* mRNA
Mock
1.6 µM
8 µM
40 µM
1.6 µM
8 µM
40 µM
Pan-silencing reference compound
WVE-003

**Durable striatal mHTT knockdown for 12 weeks in BACHD mouse model**



Striatum
m*HTT*/Tubb3, relative to PBS
2.0
1.5
1.0
0.5
0.0
***
****
****
****
****
****
Weeks
2
4
12
2
4
12
2
4
12
PBS
Pan-silencing reference compound
WVE-003

*Similar results in cortex*

WAVE LIFE SCIENCES

Results from ND50036 iPSC-derived medium spiny neurons. Total *HTT* knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 µg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, **P*<0.0332, ****P*<0.0002, *****P*<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline

19

# WVE-003: *In vivo* studies support distribution to cortex and striatum in mice and NHPs

**BACHD mouse model**

Achieved maximum mHTT knockdown of 70-75% in **cortex** and **striatum** with ~50% knockdown persisting for at least 3 months with WVE-003

**NHP**

Achieved sufficient concentrations of WVE-003 in **cortex** and **striatum** for target engagement

**Human**

Anticipated mHTT knockdown in **cortex** and **striatum** based on PK-PD modeling

**Clinical data to enable decision making expected in 2022**

WAVE LIFE SCIENCES

PK: pharmacokinetic PD: pharmacodynamic $IC_{50}$: the concentration of observed half of the maximal effect mHTT: mutant huntingtin protein
NHP: non-human primate

20

# SELECT-HD clinical trial: Dose level and dosing frequency guided by independent committee

**Additional cohorts**

**Cohort 1**

## Single ascending dose

| Day | 1-3 | 15 | 29 | 57 | 85 |
|---|---|---|---|---|---|
| Dose | ▼ | | | | |
| PK / Biomarker Samples | ● | ● | ● | ● | ● |
| Clinical Evaluations | ● | | ● | ● | ● |

Dose Level

**Dose level and dosing frequency guided by independent committee**

Proceed to MAD

**Additional cohorts**

**Cohort 1**

## Multi-ascending dose

- ▼ Monthly or less frequent dosing
- ● PK / Biomarker samples
- ● Clinical evaluations

SELECT HD

**Clinical evaluations**

- Safety and tolerability
- UHDRS

**Key biomarkers:**

- mHTT
- wtHTT
- NfL

WAVE LIFE SCIENCES

PK: pharmacokinetic

Adaptive cohorts

21

WVE-N531 Duchenne muscular dystrophy

Duchenne muscular dystrophy Duchenne muscular dystrophy Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function. Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict benefit in patients1 for accelerated approval in DMD Confirmatory studies ongoing Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result in greater benefit for patients Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide. 1Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov

PN chemistry improved muscle exposure and survival in preclinical mouse models Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 PN boosted muscle concentrations after single dose, which correlated with exon-skipping activity PN PN Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Better tissue exposure 100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown]

PS/PO/PN splicing compound restores respiratory function to wild-type levels in dKO mice Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 Wild-type dKO / PBS dKO (PS/PO/PN oligonucleotide) **** **** **** ****

# PS/PO/PN compound restores muscle function to wild-type levels in dKO mice



Wild-type
(6 week old)
dKO / PBS
(6 week old)
dKO PS/PO/PN, QW 150mpk
(38-41 week old)
Specific Force (EDL)
Specific Force (Nm2)
0
100
200
300
20
40
60
80
100
120
Stimulation Frequency (Hz)
Eccentric Contraction (EDL)
% Force ECO
0
20
40
60
80
100
120
0
1
2
3
4
5
6
7
8
9
10
Contraction

WAVE LIFE SCIENCES

*Mdx/utr-/-* mice received weekly subQ 150 mpk dose of PS/PO/PN stereopure oligonucleotide beginning at postnatal day 10. Age-matched *mdx/utr-/-* littermates were treated with PBS, and *wild-type C57BL10* mice were not treated. Electrophysiology to measure specific force and eccentric contraction performed at Oxford University based on Goyenvalle et al., 2010 Mol Therapy 18(1), 198-205.

PRISM

26

WVE-N531: Dystrophin restoration in vitro and enhanced muscle distribution in NHPs Western Blot normalized to primary healthy human myoblast lysate Dystrophin protein restoration of up to 71% in vitro Plasma and tissue concentrations of WVE-N531 (PS/PO/PN) significantly higher than suvodirsen (1st-gen PS/PO) in multiple NHP studies Substantially higher muscle concentrations (including heart and diaphragm) as compared to suvodirsen Higher plasma Cmax, AUC and Ctrough Enhanced muscle distribution in NHPs

Cohort expansion to be guided by assessment of muscle biopsies: (drug distribution in muscle and biomarkers) Dose escalation ongoing in clinical trial of WVE-N531 Open-label clinical trial of boys with DMD amenable to exon 53 skipping Dose level and dosing frequency guided by tolerability and plasma PK DMD: Duchenne muscular dystrophy Ascending intra-patient doses of WVE-N531 Up to 4 dose levels (administered ≥4 weeks apart) evaluated to select dose level for multidose Up to 3 additional doses given every-other-week at selected dose level, followed by muscle biopsy Additional patients enrolled and dosed every other week at selected dose level Up to 7 total doses to be given followed by a minimum 8-week safety monitoring period Powered to evaluate change in dystrophin expression Clinical data, including muscle biopsies, expected in 2022 Initial cohort Possible cohort expansion (up to 15 boys)

# WVE-N531 plasma concentrations at starting dose significantly improved over suvodirsen

**WVE-N531 Phase 1b/2a open-label clinical trial starting dose**
*Dose escalation is ongoing*

| | WVE-N531 (PN chemistry) fold increase over suvodirsen at the same dose level |
|---|---|
| Plasma: | |
| $C_{max}$ | ~2.5x |
| AUC | ~4x |
| Muscle: | *Patient muscle biopsies expected in 2022* |

Increase in plasma concentrations with single dose

**WVE-N531 plasma half-life estimated to be >1 week**
(vs. less than 24 hours for suvodirsen)

WAVE LIFE SCIENCES

WVE-N531 is designed with PN chemistry backbone modifications. Suvodirsen (first-generation Exon 51 candidate) did not include PN chemistry.
NHP: non-human primates; AUC: Area under curve; $C_{max}$: Maximum plasma concentration

29

AIMers RNA base editing capability

# Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides

Free-uptake of chemically modified oligonucleotides
(No need for LNPs or viral vectors)


AIMer:
Wave's A-to-I editing oligonucleotides
Endogenous ADAR enzymes

**ADAR enzymes**

- First publication (1995) using oligonucleotide to edit RNA with endogenous ADAR[1]
- Catalyze conversion of A-to-I (G) in double-stranded RNA substrates
- A-to-I (G) edits are one of the most common post-transcriptional modifications
- ADAR1 is ubiquitously expressed across tissues, including liver and CNS

- ✓ Learnings from biological concepts
- ✓ Applied to ASO structural concepts
- ✓ Applied PRISM chemistry

**Stereochemistry and PN chemistry enhance potency and editing efficiency of GalNAc AIMers in primary human hepatocytes**


% ACTB editing
100
80
60
40
20
0
10-8
10-6
10-4
10-2
100
102
Concentration (□M)
Improved editing
PS/PO/PN
PS/PO (Stereopure)
PS/PO (Stereorandom)

PRISM

WAVE LIFE SCIENCES

[1]Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995; Right: Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing

31

AIMers: Realizing potential of therapeutic RNA editing by harnessing endogenous ADAR Solved for key therapeutic attributes for potential best-in-class RNA editing therapeutics Efficient ADAR recruitment AIMer design principles SAR developed to design AIMers for different targets Systematized AIMer design enables rapid advancement of new targets Strong and broad IP in chemical and backbone modifications, stereochemistry patterns, novel and proprietary nucleosides Potent and specific editing in vivo Efficient ADAR recruitment Stability Delivery and intracellular trafficking Beyond liver Decade of investment and learnings to improve stability of single-stranded RNAs GalNAc compatible for targeted liver delivery Endosomal escape and nuclear uptake AIMer design also works for delivery to CNS and other tissue types Potential for infrequent dosing Subcutaneous dosing IT, IVT, systemic dosing

# Wave's AIMers have potential to uniquely address wide array of genetically-defined diseases

PRISM

**Editing**: Potent, durable, specific A → I (G) RNA editing

**Delivery**: Efficient RNA editing in preclinical *in vivo* models:

- ✓ Targeted delivery (GalNAc)
- ✓ Systemic delivery
- ✓ Local delivery (IT, IVT, others)

AIMer opportunity

- **Correct** tens of thousands of pathogenic human SNPs potentially amenable to ADAR editing correction[1]
- **Modulate** protein interactions, e.g. **upregulation** of protein expression and **disruption** of protein-protein interactions


AIMers

**AATD and additional hepatic diseases**

**Neurological disorders (e.g. Rett syndrome)**

**Recessive or dominant genetically defined diseases**

**Cardiometabolic, oncology, immunology**

**Potential to accelerate timelines to candidate with AIMer pipeline expansion**

Monian *et al.*, 2022 *Nature Biotech* published online Mar 7, 2022 doi: 10.1038.s41587-022-01225-1; SNP: single nucleotide polymorphism
A: Adenosine; I: Inosine; G: Guanosine; AATD: alpha-1 antitrypsin disease; [1]ClinVar database

WAVE LIFE SCIENCES

33

Proof-of-concept preclinical RNA editing data published in Nature Biotechnology (March 2022) Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 SAR structure-activity relationship Specificity in vitro & in vivo (NHPs) In vitro-in vivo translation (NHPs) GalNAc conjugation Foundational AIMer SAR

# Levels of endogenous ADAR enzyme are not rate limiting for editing


Primary Human Hepatocytes
(transfection)
% Editing
(Mean, s.e.m)
80
60
40
20
0
ns
ns
ACTB
EEF1A1
UGP2
Single AIMer
Multiple AIMers targeting different sequences "multiplex"

- Endogenous ADAR enzyme supports editing on multiple independent targets
- Editing efficiency comparable even when additional AIMers targeting different sequences are added, suggesting there is a more than sufficient reservoir of ADAR enzyme

WAVE LIFE SCIENCES

Percentage A-to-I editing detected on the indicated transcripts in presence of 20 nM each of a single (Isolated) or multiple (Multiplex) AIMers after transfection of primary human hepatocytes (left). Data are presented as mean ± SEM, n=3. P values as determine by two-tailed Welch's t-test are indicated. NTC non-targeting control. Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1

35

XAX NNN AIMer mRNA target Sequence space is defined >300 unique AIMers tested containing different base pair combinations Identified base modification combinations with high editing efficiency to optimize sequence Optimization of every dimension to inform future rational design of AIMers Motif on target Motif on AIMer Learnings inform design principles deployed across future targets Example: Sequence is one of multiple dimensions for optimization Heat map for sequence impact on SAR

# Stability of AIMers enables durable and specific editing out to Day 50 in liver of NHPs

**AIMers detected in liver of NHP at Day 50 (PK)**



1200
900
600
300
0
Concentration AIMer (ug/g tissue)
GalNAc AIMers
ACTB-1
ACTB-2
ACTB-3
7
43 50
Time (days)

**Substantial and durable editing in NHP liver *in vivo* (PD)**



60
40
20
0
% ACTB Editing
Day 50
RNA editing
in NHP
GalNAc AIMers
ACTB-1
ACTB-2
ACTB-3
7
43 50
Time (days)

**ADAR editing with ACTB AIMer is highly specific**



RNA editing within full transcriptome
(primary human hepatocytes)
6000
4000
2000
0
Confidence (LOD score)
ACTB
0
20
40
60
% Editing

**RNA editing only detected at editing site in ACTB transcript**

WAVE LIFE SCIENCES

Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 Left: AIMer PK C: 5mg/kg SC: Day 1,2,3,4,5; Liver biopsy; Right: Dosed 1um AIMer, 48 hrs later RNA collected, RNAseq conducted using strand-specific libraries to quantify on / off-target editing; plotted circles represent sites with LOD>3. NHP: non-human primate; ACTB: Beta-actin

37

# Substantial *in vivo* RNA editing out to at least 4 months post-single dose in CNS tissues

## Peak RNA editing observed one-month post-single dose across tissues

UGP2 AIMer-1

PBS


Cortex
Hippocampus
Striatum
Brain stem
Cerebellum
Spinal cord
% UGP2 editing
0
20
40
60
80
PBS 1 4 8 12 16
Weeks

| Peak editing | | | | | |
|---|---|---|---|---|---|
| 30% | >40% | 25% | >40% | 50% | >65% |

WAVE
LIFE SCIENCES

Transgenic huADAR mice administered 100 mg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16-weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline

38

# RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein

| | | |
|---|---|---|
| **Normal:** | **... CGA... wild type protein** | |
| **Rett Syndrome:** | **... TGA... premature stop codon** | **Variant base** |
| **ADAR editing:** | **... TGG... restored protein** | **ADAR editing site** |

**Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript:**



## *in vitro* ADAR editing of over 60% targeting MECP2 disease transcript

**PN chemistry improved editing efficiency *in vitro***



Percentage A G editing
100
80
60
40
20
0
mock
PS
PS-PN

**Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer**



Percentage A G editing
Dosed with hADAR
Control (no hADAR)
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
100
[nM]

## Full length MECP2 protein is expressed following ADAR editing



Ladder
PS/PN AIMer
NTC
Mock
Naive
116
66
40
ADAR Edited MECP2
Endogenous MECP2
Loading Control

WAVE LIFE SCIENCES

293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naïve 293T cells probed for fusion protein.

39

(left): non-human primate (NHP) 50 mg/kg beta-Actin (ACTB) AIMer, SC (subcutaneous) on day 1; Necropsy for editing day 8; (top right): Mice received 10 or 50 mg UGP2 AIMer intravitreal (IVT), eye collected for analysis 1 or 4 weeks later. (lower right): Human PBMCs dosed with 10 mM ACTB AIMers, under activating conditions (PHA). After 4 days, different cell types isolated, quantitated for editing. Productive editing beyond liver and CNS with unconjugated AIMers Kidney ACTB AIMer Mock AIMers Kidney, liver, lung, heart Immune cells Editing in NHP 1-week post-single SC dose unconjugated ACTB AIMer Liver Lung Heart % ACTB editing 60 40 20 0 PBS ACTB AIMer CD14 Monocytes CD4+ T-cell CD19 B-cell Tregs T-cell CD8+ T-cell NK NK-cell Ophthalmology 1 week PBS 10 ug 50 ug 10 ug 50 ug PBS %UGP2 mRNA editing 80 60 40 20 0 Durable, dose-dependent editing in mice post-IVT injection of unconjugated UGP2 AIMer 4 weeks Editing in human PBMCs in vitro unconjugated ACTB AIMer

# Apply AIMers to modify protein-protein interactions


KEAP1
NRF2
NRF2 is degraded by proteasome
Transcription is repressed
Basal conditions
KEAP1
ADAR editing sites
NRF2 is stabilized
NRF2
Transcription is activated
ADAR-modified conditions

## *KEAP1 editing*


Amino acid substitution
Percentage editing (293T cells)
Control
Tyr Cys AIMer 1
Arg Gly AIMer 2
Tyr Cys AIMer 3
Asn Asp AIMer 4
KEAP1
Edited
0
20
40
60
80
100
% Editing

## *NRF2 editing*


Amino acid substitution
Percentage editing (293T cells)
Control
Gln Arg AIMer 10
Ile Val AIMer 11
Asp Gly AIMer 12
Glu Gly AIMer 13
NRF2
Edited
0
20
40
60
80
100
% Editing

WAVE LIFE SCIENCES

293T cells transfected with 20 nM of AIMer, ADAR-p110 or ADAR-p150 plasmid. RNA collected 48h later, editing quantified by PCR and Sanger (n=2).

41

NRF2-mediated gene transcription ADAR editing activates multiple genes, confirming disrupted protein-protein interaction in vitro KEAP1 NRF2 ADAR editing of either KEAP1 or NRF2 directs gene activation NQO1 Fold increase over control Control Control Fold increase over control Fold increase over control Fold increase over control SLC7a11 SRGN HMOX1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Gene expression quantified by PCR (n=2) after transfection into 293T cells

Alpha-1 antitrypsin deficiency (AATD)

# RNA editing is uniquely suited to address the therapeutic goals for AATD

**Wave ADAR editing approach addresses all goals of treatment:**

**1) Restore** circulating, functional wild-type M-AAT



M-AAT reaches lungs to protect from proteases

**2) Reduce** Z-AAT protein aggregation in liver


Z-AAT

Wild-type M-AAT protein replaces Z-AAT with RNA correction

**3) Retain** M-AAT physiological regulation

M-AAT secretion into bloodstream

**Risk of disease**

| | |
|---|---|
| **Null** *(no AAT)* | **Highest risk** *(lung)* |
| **PI*ZZ** | **High** *(lung + liver)* |
| **PI*SZ** | |
| **PI*MZ** | **Low** |
| **PI*MM** | **Normal** |

**Alternative approaches address only a subset of treatment goals:**

Current ***protein augmentation*** addresses only lung manifestations

***siRNA*** approaches only address the liver disease

***Small molecule*** approaches may address the lung and liver but do not generate wildtype M-AAT

**~200K people in US and EU with mutation in *SERPINA1* Z allele (PI*ZZ)**

WAVE LIFE SCIENCES

AAT: Alpha-1 antitrypsin Strnad *et al.*, 2020 *N Engl J Med* 382:1443-55; Blanco *et al.*, 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69; Remih *et al.*, 2021 *Curr Opin Pharmacol* 59:149-56.

44

# ADAR editing is highly specific; no bystander editing observed on SERPINA1 transcript


RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)
C 0%
T 100%
PBS
10000
5000
0
94380000
94384000
94388000
Coverage
C 48.2%
T 51.8%
SA1-4 AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)


RNA editing within transcriptome
(mouse liver)
SERPINA1
(PiZ mutation site)
6000
4000
2000
0
Coverage
0
10
20
30
40
50
% Editing

Dose 3 x 10mg/kg days (0, 2, 4) SC. Liver biopsies day 7. RNAseq, To quantify on-target SERPINA1 editing reads mapped to human SERPINA1, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4); Analyst and Investor Research Webcast September 28, 2021

WAVE LIFE SCIENCES

PRISM

45

# Preclinical AIMer treatment results in circulating AAT protein levels well above anticipated therapeutic threshold



GalNAc-AIMer treatment bi-weekly results in serum AAT protein levels >11 uM at week 19 in transgenic mice
AIMer
18.5 uM
11uM
~5-fold increase in AAT protein
PBS
Serum AAT protein (µg/ml) (Mean, SEM)
1200
1000
800
600
400
200
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Week
10 mg/kg AIMer dose



~60% RNA editing with GalNAc-AIMer treatment
% SERPINA1 editing (Mean, SEM)
80
60
40
20
0
PBS
AIMer
~70% wild-type, M-AAT protein in serum with GalNAc-AIMer treatment
% Serum AAT Isoform
100
80
60
40
20
0
PiZ (Mutant)
PiM (WT)
PBS
AIMer

WAVE LIFE SCIENCES

AIMers (SA1-5) administered in hu*ADAR/SERPINA1* mice (8 – 10 weeks old) Left : Total AAT protein quantified by ELISA. Right: Liver biopsies collected at week 19 (one week after last dose) and SERPINA1 editing was quantified by Sanger sequencing

46

# AATD AIMer restores functional M-AAT protein and alleviates liver aggregation in preclinical model

## Correction of loss-of-function phenotypes

Restored M-AAT reaches lungs to protect from proteases



HYBRID EVENT TIDES USA | Oligonucleotide & Peptide Therapeutics

## Correction of gain-of-function phenotypes



Z-AAT
M-AAT

Wild-type M-AAT protein replaces Z-AAT with RNA correction

**Neutrophil elastase inhibition (Week 19)**



% Relative elastase inhibition (mean, sem)
100
80
60
40
20
0
Pre-Dose
Week 19
***
~3-fold
PBS
GalNAc AIMer

**PAS-D staining** (19 weeks)



PBS
GalNAc AIMer

**PAS-D-positive area declines with AIMer treatment**



% PAS-D positive area (mean±sem)
15
10
5
0
4
8
19
Weeks following first dose
PBS
GalNAc AIMer
**
Decreased liver aggregates

WAVE LIFE SCIENCES

GalNAc AIMer (SA1-5) administered bi-weekly (10 mg/kg) following initial loading dose (3 x 10 mg/kg) in hu*ADAR/SERPINA1* mice (8–10 weeks old); Left: Neutrophil elastase inhibition assay (pre-dose, week 19 serum samples), Stats: Mixed effects analysis P<0.001; Right: 20x images from liver stained with PAS-D at 19 weeks ** p<0.01

47

GalNAc-AIMers are uniquely suited to address the key treatment goals for AATD https://www.labiotech.eu AIMers RNAi AAT augmentation therapy Restore circulating functional wild-type AAT ü ü Reduce Z-AAT protein aggregation in liver ü ü Retain M-AAT physiological regulation ü Recruit endogenous ADAR enzyme to edit SERPINA1 Z mRNA with high specificity Restore circulating, functional M-AAT protein above expected therapeutic threshold (11 mM) Reduce Z-AAT protein aggregation in liver Expect to select an AATD AIMer development candidate and initiate IND-enabling toxicology studies in 3Q 2022

Wave’s discovery and drug development platform

# Wave is the leader in rationally designed stereopure oligonucleotides

**Stereochemistry is a reality** of chemically-modified nucleic acid therapeutics

Current therapeutics with chiral backbone modifications:

| | |
|---|---|
| **Antisense oligonucleotides** | **siRNA** |
| **Exon-skipping oligonucleotides** | **RNA guide strands** |

**Chirality matters:** affects pharmacology of oligonucleotides *in vitro* and *in vivo*

Wave publications:



**PRISM controls stereochemistry** throughout drug discovery and development process

Enables rational design and optimization of fully-characterized, **stereopure** RNA therapeutics



Strong and broad IP portfolio and unique ability to manufacture and screen stereopure oligonucleotides

WAVE LIFE SCIENCES

[1]Jahns et al., NAR, 2021; Hansen, et al. 2021; Funder, Albaek et al. 2020

50

# Innovating stereopure backbone chemistry modifications: PN chemistry

## PRISM backbone linkages

| PO | PS | PN |
|---|---|---|



O
O
B
O
R
O
P
O
-O
O
O
B
O
R



**Chirality**
None

**Negative charge**



O
O
B
O
(Sp)
O
R
P
-S
O
O
B
O
R



**Chirality**

PS backbone *Rp*
PS backbone *Sp*

**Negative charge**



O
O
B
O
(Rp)
O
R
N
P
O
O
B
O
R



**Chirality**

PN backbone *Rp*
PN backbone *Sp*

**Neutral charge**



Phosphoryl guanidine x-ray structure



*example*

PO: phosphodiester PS: phosphorothioate

WAVE LIFE SCIENCES

51

# Improvements in PRISM primary screen hit rates accelerate drug discovery over time

## Primary screen hit rates with silencing far above industry standard hit rates


Chemistry, PN stereochemistry &
machine learning optimization
100
80
60
40
20
0
% Hit Rate
80.0%
(2020 - current)
55.4%
(2019)
Stereopure
32.9%
Stereorandom
12.2%
Chemistry improvements and PRISM advancement

All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning

WAVE LIFE SCIENCES

52

# Potency is enhanced with addition of PN modifications across modalities

## Silencing

**Target knockdown (% remaining)**


Improved knockdown

**Ranked by potency of reference PS/PO compound**

## Splicing

**% Skipping**


80
60
40
20
0
20
40
60
Improved skipping

**Ranked by potency of reference PS/PO compound**

PS/PO reference compound   PS/PN modified compound

## Editing

**% Editing**


100
80
60
40
20
0
% Editing
$10^{-8}$ $10^{-6}$ $10^{-4}$ $10^{-2}$ $10^{0}$ $10^{2}$
Concentration (µM)
Improved editing

PS/PO/PN

PS/PO (Stereopure)

PS/PO (Stereorandom)

WAVE LIFE SCIENCES

Left: Experiment was performed in iPSC-derived neurons *in vitro*; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the DDCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments

53

# Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency *in vivo*



Spinal Cord
Cortex
C9orf72-targeting oligonucleotides
PS/PO backbone chemistry
PS/PO/PN backbone chemistry
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (µg/g)
Improved knockdown
Improved tissue exposure

Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis; Liu et al. Molecular Therapy Nucleic Acids 2022; Kandasamy et al., Nucleic Acids Research, 2022, doi: 10.1093/nar/gkac037

WAVE LIFE SCIENCES

54

# PN chemistry improves distribution to CNS

## Distribution of oligonucleotides in non-human primate CNS 1-month post single IT dose



Oligonucleotide (red staining)
Backbone chemistry PS/PO
PS/PO/PN
Striatum
Cerebral Cortex
Midbrain
Cerebellum
Hippocampus
Spinal cord

NHPs administered 1x12 mg oligonucleotide or PBS by intrathecal injection/lumbar puncture (IT). CNS tissue evaluated 11 or 29 days after injection (n=6 per group). Oligonucleotide was visualized by ViewRNA (red), and nuclei are counterstained with hematoxylin. Images from day 29.

WAVE LIFE SCIENCES

55

# Rational design to achieve target engagement and preclinical tolerability

| | | |
|---|---|---|
| **Unconjugated** oligonucleotide administered **ICV** | Isomer 1<br>Isomer 2<br>Isomer 3 | Same sequence, but different backbone stereochemistry |

Stereoisomers have **similar** pharmacodynamic effects *in vivo*

**CNS target knockdown *in vivo***



Undisclosed target, relative to PBS
1.0
0.5
0.0
ns
PBS
Isomer 1
Isomer 2
Isomer 3

Changing backbone stereochemistry leads to **different** tolerability profiles *in vivo*

**Percentage Body Weight Change**



Average % Body Weight Change
40
20
0
-20
7 14 21 28 35 42 49 56
Day
PBS
Isomer 1
Isomer 2
Isomer 3

WAVE LIFE SCIENCES

Left: In a target engagement study, 7 mice administered 2 x 50 ug oligonucleotide or PBS by ICV on days 0 and 7. Tissue collected on day 14. Target mRNA normalized to Tubb3 and plotted relative to PBS. Data presented as mean ± SD (n=7). Stats: One-way ANOVA ns not significant, PBS phosphate buffered saline. Right: wt mouse tolerability study, n=4 administered 100 ug oligonucleotide or PBS by ICV on day 0 and monitored for 8 weeks.

56

# Single intrathecal dose in NHP leads to substantial and widespread target mRNA reduction throughout the CNS


Target mRNA expression in NHP following administration of WVE-005 (Day 28)
Target mRNA normalized to control (aCSF)
100
50
0
aCSF
CTX
HP
CSC
LSC
aCSF
STR

**Potential for infrequent IT administration, widespread CNS distribution of PN modified oligonucleotides, and availability of disease biomarkers facilitates development of differentiated CNS portfolio**

NHPs: Non-human primates; NHPs (n=3) received a single 12 mg IT dose of WVE-005. ASO and mRNA quantified by ELISA and qPCR, respectively. Striatum was evaluated in a separate experiment. CTX cortex; HP hippocampus; CSC cervical spinal cord; LSC lumbar spinal cord; STR striatum; aCSF artificial cerebrospinal fluid

WAVE LIFE SCIENCES
57

# PRISM PN siRNA led to unprecedented silencing as compared to state-of-art >3 months after single dose

**~80% silencing HSD17B13 mRNA *in vivo* with GalNAc-conjugated PRISM PN siRNA 14 weeks post single dose**



Better silencing
% HSD17B13 mRNA remaining
120
100
80
60
40
20
0
PBS
****
***
Adv. ESC siRNA (stereorandom)
PRISM PN siRNA (stereopure)
0
20
40
60
80
100
Day
Single dose (3 mg/kg)

**PRISM PN siRNA loaded in RISC is significantly greater than Adv. ESC siRNA**



Ago2 loading
Relative Ago2 loading (Guide/miR-122)
140
100
60
20
15
10
5
0
10-fold
**
3-fold
**
65-fold
**
15
50
99
Time (days)
Adv. ESC siRNA (stereorandom)
PRISM PN siRNA (stereopure)

(Left) Proprietary human transgenic mouse model, Post hoc tests derived from Linear Mixed Effects Model with Random subject effects;
(Right) ** P<0.01, 2-way ANOVA

58

Choose modality to best address genetic target Rapidly develop clinical candidates in reproducible way Scalable, cost-effective manufacturing Genetic code carried by RNA to predict sequence PRISM platform is continuously improving Continuous definition of design principles deployed across programs Design & optimize PN chemistry Stereochemistry Machine learning Predictive modeling In vivo models Iterative analysis of in vitro and in vivo outcomes Platform improves as learnings from each program are applied Silencing Splicing Editing

Established internal GMP manufacturing for multiple oligonucleotide modalities Strong technical knowhow and operating expertise Established infrastructure State of the art facilities (90,000 sq ft) and expansion space Process and analytical development labs GMP oligonucleotide (API) manufacturing  Established Quality and GMP systems (QA, supply chain, logistics, QC testing) Experienced team led by Sridhar Vaddeboina, PhD (SVP Chemistry, Manufacturing, Controls) Experts in oligonucleotide synthesis (ASOs, DNAs, RNAs, siRNAs) Proven track record scaling complex chemistries; delivered clinical supply for six programs at Wave Scalable to support Wave’s GMP manufacturing needs, as well as potential new partners

Upcoming milestones

# Key anticipated upcoming milestones

| | |
|---|---|
| **WVE-004** C9orf72 ALS & FTD | ✓ Delivered clinical target engagement data with single doses<br>• Additional single and multidose data throughout 2022<br>• Discussions with regulatory authorities regarding next phase of development later in 2022 |
| **WVE-003** HD SNP3 | • Clinical data to enable decision making in 2022 |
| **WVE-N531** DMD Exon 53 | • Clinical data to enable decision making in 2022 |
| **AATD program** SERPINA1 | • Select an AATD AIMer development candidate and initiate IND-enabling toxicology studies in 3Q 2022 |

| | |
|---|---|
| **Silencing** | **CNS** *(Intrathecal)* |
| **Splicing** | **Muscle** *(IV)* |
| **ADAR editing** | **Targeted delivery liver** *(Subcutaneous)* |

**Additional data generated in 2022 expected to further inform future opportunities and unlock value**

WAVE LIFE SCIENCES

WVE-004 FOCUS-C9 clinical trial (NCT04931862); WVE-003 SELECT-HD clinical trial (NCT05032196); WVE-N531 open-label clinical trial (NCT04906460)

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Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827